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                             CENTURA FUNDS, INC.

                      Supplement dated February 5, 1996
                       Prospectus dated August 29, 1995



        If orders placed through the Company's distributor are paid for by check, the order becomes effective on the day on which funds are made available with respect to the check, which will generally be the Business Day following receipt of the check if the check is received by 2:00 p.m., Eastern time. A customer who purchases Fund shares through the Company's distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his or her Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.